Advisory Research Small Company Opportunities Fund (ADVSX)
A series of Investment Managers Series Trust

Supplement dated October 30, 2015,
To the Summary Prospectus dated March 4, 2015

Notice to Existing Shareholders of Advisory Research Small Company Opportunities Fund (the “Fund”):

Effective October 31, 2015, Bruce M. Zessar and Chris Harvey are additional portfolio managers of the Fund, and Shreekkanth (Shree) Viswanathan and Paul Galat no longer serve as portfolio managers of the Fund.

Please file this Supplement with your records.